As filed with the Securities and Exchange Commission on March 3, 2004 and as amended on June __, 2004 1933 File Act No. 33-113254 1940 File Act No. 811-06111

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]   PRE-EFFECTIVE AMENDMENT NO. 1
[  ]   POST-EFFECTIVE AMENDMENT NO. __________

[X]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[   ]  AMENDMENT NO. _______

THE MEXICO EQUITY & INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)
615 East Michigan St., 2nd Floor
Milwaukee, WI 53202
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (888) 294-8217

Gerald Hellerman
The Mexico Equity & Income Fund, Inc.
615 East Michigan St., 2nd Floor
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copies of information to:
Thomas R. Westle, Esq.
Barry E. Breen, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5239

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

[ ]	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

[ ]	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is __________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Put Warrants	2,473,504	0.00	0.00	0.00

WE HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL WE SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The Mexico Equity & Income Fund, Inc.
Cross Reference Sheet

PART A — INFORMATION REQUIRED IN A PROSPECTUS

No.	Description	Location

Item 1.	Outside Front Cover	Outside Front Cover
Item 2.	Inside Front and Outside Back Cover	Inside Front and Outside Back Cover
Item 3.	Fee Table and Synopsis	Not Applicable
Item 4.	Financial Highlights	Financial Highlights
Item 5.	Plan of Distribution	Plan of Distribution
Item 6.	Selling Stockholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds
Item 8.	General Description of the Registrant	Outside Front Cover Page; Prospectus Summary; Business; Risk Factors
Item 9.	Management	Management; Executive Officers
Item 10.	Capital Stock, Long-Term Debt and Other Securities	Description of Capital Stock
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Not Applicable
Item 13.	Table of Contents of the Statement of Additional Information	Not Applicable

PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

No.	Description	Location

Item 14.	Cover Page	Not Applicable
Item 15.	Table of Contents	Not Applicable
Item 16.	General Information and History	Prospectus Summary; Business
Item 17.	Investment Objective and Policies	Prospectus Summary; Investment Objective and Policies; Risk Factors; Business; Material U.S. Federal Income Tax Considerations; Regulation
Item 18.	Management	Management
Item 19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Stockholders
Item 20.	Investment Advisory and Other Services	Investment Advisor
Item 21.	Brokerage Allocation and Other Practices	Fees and Expenses; Prospectus Summary; Underwriting; Brokerage Allocation and Other Practices
Item 22.	Tax Status	Distributions; Material U.S. Federal Income Tax Considerations
Item 23.	Financial Statements	Balance Sheet

*	PURSUANT TO THE GENERAL INSTRUCTIONS TO FORM N-2, ALL INFORMATION REQUIRED TO BE SET FORTH IN PART B “STATEMENT OF ADDITIONAL INFORMATION” HAS BEEN INCLUDED IN THE PROSPECTUS AND, ACCORDINGLY, NO STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED AS PART OF THIS REGISTRATION STATEMENT.

PART C — OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	[July __, 2004]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT ISSUE THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR ISSUE THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO PURCHASE OR ACCEPT THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

2,473,504 Put Warrants

2,473,504
The Mexico Equity & Income Fund, Inc.

Put Warrants

The Mexico Equity & Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Our investment objective is high total return through capital appreciation and current income by investing at least 80% of the Fund’s assets in equity and convertible debt securities issued by Mexican companies and debt securities of Mexican issuers.

Pichardo Asset Management, S.A. de C.V. (“PAM”), a corporation organized under the laws of Mexico and registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) has managed our investments since June, 2003. PAM is wholly owned by Eugenia Maru Pirchardo who has acted as the portfolio manager of the Fund since the Fund’s inception in 2001. U.S. Bancorp Fund Services, LLC serves as our Administrator. Please see “Investment Advisory Agreement” beginning on page 19.

We intend to file an application to list our Put Warrants on the New York Stock Exchange, Inc. (NYSE) but no assurance can be given that the Put Warrants will be listed for trading or that a liquid market for our Put Warrants will develop. Since August 21, 1990, our Common Stock has traded on the NYSE under the symbol “MXE.”

This prospectus contains important information you should know, including information about risks. Please read it before you accept any Put Warrants and keep it for future reference.

An investment in the Fund involves risks. See “Risk Factors” beginning on page 14.

Shares of closed-end investment companies frequently trade at a discount to their net asset value which may increase the risk of loss of purchasers of our common stock. Our common stock has historically traded at a discount to its net asset value. We can offer no assurance as to the effect, if any, the issuance of the Put Warrants will have on the market price of our common stock or on its discount to NAV.

We have filed a No-Action Request Letter with the SEC’s Division of Corporate Finance and an exemptive application with the Division of Investment Management seeking the ability to issue and register the Put Warrants. As envisioned, a Put Warrant would allow our stockholders to “put” (sell) on a quarterly basis one share of our common stock to us for an amount of cash equal to our NAV. No assurance can be given that the SEC will grant our requests for no-action and exemptive relief.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Put Warrants will be issued to all stockholders of record as of [ ], 2004 (the “Record Date”) on the basis of one Put Warrant per whole share of Common Stock owned on the Record Date. Fractional Put Warrants will not be issued.

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell or issue, or a solicitation of an offer to buy or accept, any securities by any person where it is unlawful for that person to make such an offer or solicitation or to any person to whom it is unlawful to make such an offer or solicitation.

TABLE OF CONTENTS

Prospectus summary	1
Fees and expenses	3
Put Warrant Program	6
Risk factors	16
Use of proceeds	18
Distributions	18
Business	18
Management	18
Control Persons and Principal stockholders	22
Determination of net asset value	23
Dividend reinvestment plan	23
Description of our capital stock	24
Regulation	26
Share repurchases	32
Custodian, transfer and dividend paying agent and registrar	34
Brokerage allocation and other practices	34
Legal matters	35
Independent auditors	35
Available information	35
Forward-looking statements	35
Financial Statements	35

Prospectus summary

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “The Mexico Equity & Income Fund, Inc.,” the “Company” and “our” refer to The Mexico Equity & Income Fund, Inc., “PAM” or the “investment adviser” refers to Pichardo Asset Management, S.A. de C.V.

THE COMPANY

General

We were incorporated in Maryland on May 24, 1990, and commenced investment operations on August 21, 1990. We are registered under the 1940 Act as a closed–end, non-diversified management investment company. Our common stock is listed and trades on the NYSE under the trading symbol “MXE.”

Our investment objective

Our investment objective is high total return through capital appreciation and current income. We seek to achieve our investment objective by investing at least 80% of our assets in equity and convertible debt securities issued by Mexican companies and debt securities of Mexican Issuers.

Our Adviser

Our investment adviser is Pichardo Asset Management, S.A. de C.V. (“PAM”). PAM is a registered investment adviser that has recently registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). PAM is wholly owned by Eugenia Maru Pichardo who has acted as the Fund’s portfolio manager since the inception of the Fund. Under our Investment Advisory Agreement, we pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets.

Put Warrant Program Summary

Our Put Warrant Program will allow us to issue Put Warrants to our stockholders, on a one to one ratio, as of a specific record date (the “Holder”). However, fractional Put Warrants will not be issued. Each Put Warrant issued would allow our stockholders to put (sell), on any day during a calendar quarter up to a specific date occurring once each calendar quarter (the “Exercise Date”), one share of our common stock to us in exchange for cash equal to our NAV calculated as of 4:00 p.m. on that Exercise Date. If our Board determines that more than 80% of the Holders have exercised their Put Warrants on a specific Exercise Date, the Board will discontinue the Put Warrant Program and take the actions necessary to liquidate and deregister the Fund immediately.

1

THE ISSUANCE

Put Warrants issued by Us	2,473,504 Put Warrants

Use of proceeds
There is no cash consideration connected with the issuance of the Put Warrants by the Fund. We are issuing to stockholders, not selling Put Warrants pursuant to this prospectus and will, therefore, not receive any proceeds as a result of such issuance.

Distributions
We intend to continue to distribute cash dividends annually to our stockholders of at least 90% of our ordinary income, net realized short-term capital gains, if any, and any long-term capital gains at least annually.

Listing	We intend to apply to list the Put Warrants on the NYSE under the proposed symbol [“______”].

Trading
The issuance of Put Warrants by a closed-end management investment company is a novel and unique idea in the registered closed-end investment company industry. As such, we can offer no assurance as to our ability to issue such securities nor the trading characteristics of the Put Warrants in the secondary market. In addition, we can offer no assurance on how the issuance of the Put Warrants will affect the market value of our common stock.

Available information
We are subject to the reporting requirements of the 1940 Act and as such will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

Management arrangements
Pichardo Asset Management, S.A. de C.V. (“PAM”) serves as our investment adviser. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as our administrator. For a description of PAM or USBFS and our contractual arrangements with these companies, see “Management Investment advisory agreement” and “Administration agreement.”

Risk factors	See “Risk factors” beginning on page 14 and the other information included in this prospectus for a discussion of factors you should carefully consider about us.

2

Fees and expenses

This prospectus pertains to the issuance of our Put Warrants to our Stockholders and does not involve the sale of any security for value on our behalf. Therefore, the “Fees and Expenses” Section is not applicable.

3

Financial Highlights

	For the Six Months Ended January 31, 2004 (Unaudited)	For the Year Ended July 31, 2003	For the Year For the Tear Ended July 31, 2002	For the Year Ended July 31, 2001	For the Year Ended July 31, 2000	For the Year Ended July 31, 1999	For the Year Ended July 31, 1998	For the Year Ended July 31, 1997	For the Year Ended July 31, 1996	For the Year Ended July 31, 1995	For the Year Ended July 31, 1994

Per Share Operating Performance

Net asset value, beginning of period	$ 10.15	$8.74	$10.19	$11.36	$8.64	$10.16	$ 16.83	$ 11.96	$ 11.31	$ 20.33	$18.51

Net investment income (loss)	(0.03)(1)	0.00(2)	(0.03)(1)	(0.02)	0.03	0.22	0.23	0.43	0.81>	0.82	0.51

Net realized and unrealized gains (losses) on investments and foreign currency transactions	2.86	1.41	(1.42)	(0.64)	2.62	(0.87)	(3.34)	5.55	0.67>	(5.98)	5.47

Net increase (decrease) from investment operations	2.83	1.41	(1.45)	(0.66)	2.65	(0.65)	(3.11)	5.98	1.48	(5.16)	5.98

Less: Distributions Dividends from net investment income	(0.02)	—	—	(0.01)	(0.12)	—	(0.19)	(0.44)	—	(0.03)	(0.42)

Distributions from net realized gains	—	—	—	(0.60)	—	(0.93)	(3.37)	(0.67)	(0.09)	(3.90)	(1.67)

Return of capital	—	—	—	(0.01)	—	—	—	—	—	—	—

Total dividends and distributions	(0.02)	—	—	(0.62)	(0.12)	(0.93)	(3.56)	(1.11)	(0.09)	(3.93)	(2.09)

Capital share transactions Anti-dilutive effect of Tender Offer	—	—	—	0.09	—	0.04	—	—	—	—	—

Anti-dilutive effect of dividend reinvestment	—	—	—	—	—	—	—	—	—	0.07	—

Dilutive effect of rights offering	—	—	—	—	—	—	—	—	(0.74)	—	(2.07)

Anti-dilutive effect of Share Repurchase Program	—	—	—	0.02	0.19	0.02	—	—	—	—	—

Total capital share transactions	—	—	—	0.11	0.19	0.06	—	—	(0.74)	0.07	(2.07)

Net asset value, end of period	$12.96	$10.15	$8.74	$10.19	$11.36	$8.64	$ 10.16	$ 16.83	$ 11.96	$11.31	$20.33

Per share market value, end of period (1)	$11.47	$9.10	$7.95	$9.11	$10.69	$7.06	$ 7.75	$ 14.125	$ 9.625	$11.25	$21.25

Total Investment Return Based on Market Value, end of period*	26.24%^	14.47%	(12.73)%	(8.64)%	53.36%	7.24%	(26.23)%	62.52%	(8.26)%	(31.96)%	41.40%

4

Financial Highlights (concluded)

For a Share Outstanding Throughout Each Period

	For the Six Months Ended January 31, 2004 (Unaudited)	For the Year Ended July 31, 2003	For the Year Ended July 31, 2002	For the Year Ended July 31, 2001	For the Year Ended July 31, 2000	For the Year Ended July 31, 1999	For the Year Ended July 31, 1998	For the Year Ended July 31, 1997	For the Year Ended July 31, 1996	For the Year Ended July 31, 1995	For the Year Ended July 31, 1994

Ratios/Supplemental Data Net assets, end of period (in 000s)	$32,064	$25,104	$21,629	$87,620	$114,112	$97,150	$120,148	$199,066	$ 141,448	$ 99,779	$175,380
Ratios of expenses to average net assets:
Before expense reimbursement	2.17%+	2.64%	1.81%	1.90%	2.03%	1.88%	1.46%	1.49%	1.56%	1.71%	1.64%
After expense reimbursement	2.16%+	2.62%	1.81%	1.90%	2.03%	1.88%	1.46%	1.49%	1/56%	1.71%	1.64%
Ratios of net investment income (loss) to
average net assets:
Before expense reimbursement	(0.48)%+	0.02%	(0.14)%	(0.16)%	0.27%	2.72%	1.65%	3.29%	7.32%	5.73%	2.75%
After expense reimbursement	(0.47)%+	0.04%	(0.14)%	(0.16)%	0.27%	2.72%	1.65%	3.29%	7.32%	5.73%	2.75%
Portfolio turnover	128.85%	180.67%	189.05%	220.85%	249.28%	163.23%	88.85%	127.44%	42.59%	50.52%	43.57%

*	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.

(2)	The amount listed is less than $0.005 per share.

+	Annualized.

^	Not Annualized.

>	Based on average shares outstanding.

5

Put Warrant Program

The following is a brief summary in question and answer format regarding the Put Warrant Program and certain questions that may arise when a Holder is considering whether to exercise any Put Warrants. This is not a complete discussion of the Put Warrants, and you should read carefully this entire prospectus in connection with any decision you make.

WHAT ARE THE PUT WARRANTS?

Each Put Warrant will entitle the Holder to exercise the Put Warrant any day during a calendar quarter up to 4:00 p.m. on a specific exercise date (“Exercise Date”) and “put” (sell) to us one share of common stock per Put Warrant exercised for cash in an amount equal to our NAV as calculated at 4:00 p.m. on an Exercise Date. We are issuing one Put Warrant for each whole share of our common stock held by a record shareholder as of [ , 2004] (the “Record Date”). However, fractional shares will not be issued. Please see “Put Warrant Program” on page 7.

CAN I TRADE THE PUT WARRANTS ON AN ESTABLISHED SECURITIES MARKET?

We intend to register the Put Warrants for listing and trading privileges on the New York Stock Exchange, Inc. under the symbol “[________]”, however, no assurances can be given that the NYSE will allow the Put Warrants to be listed and traded or that a liquid secondary market will develop for the Put Warrants.

WILL THE PUT WARRANTS HAVE A MARKET VALUE?

While no assurances can be given, we believe that the market price of the Put Warrants will vary depending upon (i) the supply and demand for the Put Warrants, (ii) the availability and market price of the underlying shares of common stock, (iii) the market discount of the underlying shares, and (iv) other various factors including, the market perception of the intrinsic value of the Put Warrant Program to help control the market discount. Although there can be no assurances, we believe that the Put Warrants will have an initial market price reflecting our discount to net asset value near the date of original issuance.

WHY HAS THE BOARD OF DIRECTORS AUTHORIZED THE ISSUANCE OF THE PUT WARRANTS?

Our Board of Directors has always been cognizant of the discount in market price from net asset value of our shares of common stock. In the past, the Board has taken steps in an effort to reduce the discount (i.e., a share repurchase program and several tender offers); however, none of the steps taken have altogether eliminated or reduced the discount for a prolonged period of time.

While no assurances can be given, the Board believes that the Put Warrants may offer a novel solution to the discounts that closed-end investment management companies often experience. The Board believes that the Put Warrants may help control the discount (i) by allowing a stockholder to directly sell an underlying share of common stock to us at the net asset value as calculated on a particular date (thereby eliminating the discount that effects that particular stockholder), or (ii) by allowing investors an opportunity to invest in and trade the Put Warrants on an established secondary market. We believe that by allowing investors the opportunity to trade the Put Warrants on an established secondary market, a stockholder may be able to sell his Put Warrants at a price that reflects the current discount.

WHEN CAN I EXERCISE THE PUT WARRANTS?

The Put Warrants will be exercisable at any time during each calendar quarter up until 4:00 p.m. (EST) on a specific exercise date and prior to their expiration. Holders that elect to exercise their shares shall be entitled to receive the Fund’s NAV as calculated at 4:00 p.m. on an Exercise Date. Therefore, Holders that exercise their Put Warrants prior to the Exercise Date during a calendar quarter will not know the NAV until 4:00 p.m. on the Exercise Date. Please see “Put Warrant Program” on page 7.

6

WHEN WILL THE PUT WARRANTS EXPIRE?

The Put Warrants being issued by this prospectus will expire five (5) years from the Record Date, _________ __, 2009.

HOW CAN I FIND THE CURRENT NET ASSET VALUE?

Our Administrator, U.S. Bancorp Fund Services, LLC, calculates our net asset value every day after 4:00 p.m. (EST). You may obtain our daily net asset value by calling toll free (888) 294-8217.

HOW DO I EXERCISE MY PUT WARRANTS?

If your Put Warrants and shares of common stock are registered in your name, you should read this prospectus, complete a Letter of Transmittal (which can be sent to you by calling (888) 294-8217) and submit any other documents required by our Transfer Agent, Computershare Investor Services, LLC. These materials must be received by us or the Transfer Agent, in proper form before 4:00 p.m., New York time, on an Exercise Date. If your shares of common stock are held by a broker, dealer, commercial bank, trust company or other nominee (e.g., in street name), you should contact that firm to obtain the package of information necessary to make your decision, and you can only exercise your Put Warrants by directing that firm to complete, compile and deliver the necessary documents for submission to us or our Transfer Agent no later than 4:00 p.m. (EST) on an Exercise Date.

WILL I INCUR ANY COST IF I EXERCISE MY PUT WARRANTS?

No fees or commission will be payable to us in connection with the exercise of any Put Warrants. However, brokers, dealers or other persons may charge you a fee for handling the exercise of your Put Warrants pursuant to this prospectus.

MAY I WITHDRAW MY PUT WARRANTS AND THE UNDERLYING SHARES OF COMMON STOCK AFTER I HAVE EXERCISED THEM AND, IF SO, BY WHEN?

Yes, you may withdraw your Put Warrants and the underlying shares of common stock at any time prior to 4:00 p.m., New York time, on an Exercise Date. Withdrawn shares may be re-exercised by following the procedures before 4:00 p.m. (EST) on any subsequent Exercise Date.

HOW DO I WITHDRAW EXERCISED PUT WARRANTS?

A notice of withdrawal of exercised Put Warrants must be received timely by us or our Transfer Agent, which specifies the name of the Holder who exercised the Put Warrants, the number of Put Warrants being withdrawn (which must be all of the Put Warrants exercised) and, with respect to share certificates representing the underlying shares of common stock that have been delivered or otherwise identified to us or the Transfer Agent, the name of the registered owner of such Shares if different from the person who exercised the Put Warrants. See “Put Warrant Program – Procedure for Exercising the Put Warrants” on page 7.

WHAT IF MORE THAN 80% OF THE OUTSTANDING PUT WARRANTS ARE EXERCISED (AND NOT TIMELY WITHDRAWN) ON ANY GIVEN EXERCISE DATE?

If this occurs, then the Board will terminate the Put Warrant Program and will move to liquidate and dissolve the Fund. See “Put Warrant Program” on page 7.

IF I DO NOT EXERCISE, WHAT EFFECT WILL OTHER HOLDERS’ DECISIONS TO EXERCISE HAVE ON ME?

If you choose not to exercise your Put Warrants and assuming that other Holders do exercise their Put Warrants, then your percentage ownership interest in the Fund will increase.

DOES THE COMPANY HAVE THE FINANCIAL RESOURCES TO MAKE PAYMENT?

7

Yes. We have the financial resources to make payments from our cash on hand and from the liquidation of our portfolio securities.

IF I EXERCISE MY PUT WARRANTS, WHEN WILL PAYMENT BE MADE?

Payment for properly exercised Put Warrants, will be made within seven (7) days from a Closing Date (as defined herein).

IS MY EXERCISE OF THE PUT WARRANTS A TAXABLE TRANSACTION?

For most Holders, yes. It is expected that all U.S. Stockholders, other than those who are tax-exempt, who exercise the Put Warrants and “put” (sell) the corresponding amount of shares of common stock to us, will recognize gain or loss for U.S. federal income tax purposes equal to the difference between the cash they receive for exercising the Put Warrants and their adjusted basis in the underlying shares of common stock. Please consult your tax advisor as well.

HOW WILL EXERCISED PUT WARRANTS BE ACCEPTED FOR PAYMENT?

All Put Warrants exercised properly on an Exercise Date will be accepted by the Fund, unless greater than 80% of the Holders exercise the Put Warrants on a specific Exercise Date, in which case the Board will discontinue the Put Warrant Program and will move to liquidate and deregister the Fund.

8

Put Warrant Program
In 2001, our Board of Directors approved the creation and registration of the Put Warrant Program (the “Put Warrant Program”) whereby we will issue one Put Warrant (“Put Warrant”) for each whole share of common stock held by a stockholder of record as of [ , 2004] (the “Record Date”). However, fractional Put Warrants will not be issued. Each stockholder receiving Put Warrants as of the Record Date will be hereinafter referred to as a “Holder.” In addition to receiving the approval of the Board of Directors, our stockholders initially approved the concept of the creation, issuance and registration of the Put Warrants and then the implementation of the Put Warrant Program at the Annual Meetings of Stockholders held in 2001 and 2002, respectively.

The Put Warrants are exercisable for a period of five (5) years from the date of issuance and will expire on ________ __, 2009. The Put Warrants may be exercised at any time during a calendar quarter until 4:00 p.m. on the first business day of March, June, September and December of each year (the “Exercise Dates”). A Put Warrant entitles the Holder to “put” (sell) one underlying share of common stock (the “Shares”) to the Fund for cash (the “Payment”) at net asset value (“NAV”) which will be calculated as of 4:00 p.m. (EST) on an Exercise Date. There are no restrictions on the ability of a Holder to exercise the Put Warrants; provided; however, that the Holder must surrender the corresponding number of underlying Shares. A Holder would be entitled to withdraw the Put Warrants and accompanying Shares at any time prior to 4:00 p.m. (EST) on an Exercise Date. A Holder who exercises the right to withdraw the Put Warrants prior to the Exercise Date, would be able to re-exercise the Put Warrants at any time prior to 4:00 p.m. (EST) on any subsequent Exercise Date, or, on the same Exercise Date provided the Fund or the Transfer Agent is notified of such re-exercise time prior to 4:00 p.m. (EST) on that Exercise Date. If a Holder elects not to exercise the Put Warrants on any Exercise Date, then the Holder’s percentage ownership in us may increase if other Holders exercise their Put Warrants.

In the event that a Holder elects to exercise any Put Warrants, the Holder would have to deliver the requisite number of Shares to us by the date we have fixed for delivery which will not be more than five (5) business days following the Exercise Date (the “Closing Date”). Following our or the Transfer Agent’s receipt of these items, the Transfer Agent would deliver the Payment to the Holders by a reasonable date following the Closing Date, which date would not be expected to be more than seven (7) days following the Closing Date. In all cases, payment for Shares will be made only after timely receipt by the Transfer Agent of certificates for such Shares.

Our Board believes that the Put Warrant Program will give a Holder the ability to realize NAV without us incurring the substantial expenses associated with conducting a traditional tender offer pursuant to the requirements contained in the Securities Exchange Act of 1934, as amended. The Board is cognizant of the expenses associated with conducting a tender offer and seeks to avoid these extraordinary costs which ultimately would reduce our NAV. It is not our intention to become narrowly held by stockholders or to impact our listing on the NYSE. If 80% of the Holders determine to exercise their Put Warrants on an Exercise Date, then the Board will discontinue the Program and take such actions necessary to liquidate and deregister the Fund immediately.

Acceptance for Payment and Payment for Shares. Upon the terms and subject to the conditions of the Put Warrant Program, we will, as soon as reasonably practicable after an Exercise Date, pay for an exercising Holder’s Shares validly exercised on or before 4:00 p.m. (EST) on an Exercise Date and not properly withdrawn in accordance herewith. In all cases, payment will be made only after timely receipt by us or the Transfer Agent of certificates for such underlying Shares (unless such shares are held in uncertificated form), a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by the Letter of Transmittal. We expressly reserve the right, in our sole discretion, to delay the acceptance for payment of, or payment for, the Shares in order to comply with any applicable law.

For purposes of this Put Warrant Program, we will be deemed to have accepted for payment all Shares validly exercised through the Put Warrants and not withdrawn, when we give oral or written notice to the Transfer Agent of our acceptance for payment of such Shares. Payment for the Shares will be made by deposit of the aggregate purchase price therefore with the Transfer Agent, which will act as agent for the exercising Holders for purpose of receiving payments from us and transmitting such payments to the exercising Holders.

The purchase price of the underlying Shares will equal the NAV as of 4:00 p.m. (EST) on an Exercise Date (the “Pricing Date”). Exercising Holders may be required to pay commissions or fees to a broker, dealer, commercial bank, trust company or other nominee with respect to the sale of the Shares.

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We normally publish our NAV on the last business day of each week (generally Friday) at the close of regular trading on the NYSE. The NAV of our underlying Shares is available daily through our Administrator by calling toll free 888-294-8217.

Procedure for Exercising the Put Warrants. Holders having underlying Shares that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to exercise their Put Warrants. For a Holder validly to exercise the Put Warrants (a): (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, and any other documents required by the Letter of Transmittal, must be transmitted to and received by the Transfer Agent at its address set forth on the last page of this prospectus, and (ii) either the certificate for the underlying Shares must be transmitted to and received by the Transfer Agent at its address set forth on the last page of this prospectus or the exercising Holder must comply with the Book-Entry Delivery Procedure set forth herein, or (b) Holders must comply with the Guaranteed Delivery Procedure (as defined below) set forth herein, in all cases prior to the Exercise Date.

Our Transfer Agent holds Shares in uncertificated form for certain stockholders pursuant to our dividend reinvestment plan. Holders may exercise the Put Warrants underlying such Shares by completing the appropriate section of the Letter of Transmittal.

Signatures on Letters of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office, branch or agency in the United States (each, an “Eligible Institution”) unless the Letter of Transmittal is signed by the registered holder of the Shares, including those Stockholders who are participants in a Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of the Shares, but excluding those registered Stockholders who have completed either the Special Payment Instructions box or the Special Delivery Instructions box on the Letter of Transmittal.

To prevent U.S. federal income tax backup withholding, a Holder who does not otherwise establish an exemption from such backup withholding must provide the Transfer Agent with such Holder's correct taxpayer identification number and certify that he or she is not subject to backup withholding by completing the Substitute Form W-9 included with the Letter of Transmittal. In general, foreign Stockholders who have not previously submitted to us a properly completed Form W-8BEN or Form W-8ECI must do so in order to avoid backup withholding.

All questions as to the validity, form, eligibility (including time of receipt), payment and acceptance for payment of any Shares will be determined by us, in our sole discretion, which determination shall be final and binding. We reserve the absolute right to reject any and all Put Warrants exercised if we determine them not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. We shall be under no duty to give notification of any defects or irregularities in exercising the Put Warrants, nor shall any of the foregoing incur any liability for failure to give any such notification.

Payment for the underlying Shares will be made only after timely receipt of (i) certificates for such Shares by the Transfer Agent or book-entry confirmation of delivery of such shares to the account of the Transfer Agent, (ii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) for such Shares, and (iii) any other documents required by the Letter of Transmittal.

THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF EACH EXERCISING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

Book-Entry Delivery Procedure: The Transfer Agent will establish accounts with respect to the Shares at The Depository Trust Company (the “Book-Entry Transfer Facility”) for purposes of the Put Warrant Program within two business days after the date of this prospectus. Any financial institution that is a participant in any of the Book-Entry Transfer Facility's systems may make delivery of the Shares by (i) causing such Book-Entry Transfer Facility to transfer such Shares into the Transfer Agent’s account in accordance with such Book-Entry Transfer Facility's procedure for such transfer and (ii) causing a confirmation of receipt of such delivery to be received by the Transfer Agent (the “Book-Entry Delivery Procedure”). The Book-Entry Transfer Facility may charge the account of such financial institution for the exercise of the Put Warrants with respect to such Shares on behalf of Stockholders. Notwithstanding that delivery of Shares may be properly effected in accordance with this Book-Entry Delivery Procedure, the Letter of Transmittal (or facsimile thereof), with signature guarantee, if required, and all other documents required by the Letter of Transmittal must be transmitted to and received by the Transfer Agent at the appropriate address set forth on the last page of this prospectus before an Exercise Date or the Holder must comply with the Guaranteed Delivery Procedure set forth below. Delivery of documents to a Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Transfer Agent.

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Guaranteed Delivery Procedure: If certificates for Shares are not immediately available or time will not permit the Letter of Transmittal and other required documents to reach the Transfer Agent prior to the Closing Date, Shares may be properly purchased provided that (i) such exercise of the Put Warrants are made by or through an Eligible Institution and (ii) the Transfer Agent receives, prior to the Termination Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Fund (delivered by hand, mail, telegram or facsimile transmission) and (iii) the certificates for all tendered Shares, or confirmation of the delivery of Shares delivered into the Transfer Agent's account in accordance with such Book-Entry Transfer Facility's procedure for such transfer, together with a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal are received by the Transfer Agent within three business days after the Termination Date.

Rights of Withdrawal. The exercise of the Put Warrants and the surrender of the underlying Shares may be withdrawn at any time prior to 4:00 p.m. (EST) on an Exercise Date. After such time on the Exercise Date, all exercising Holders will have made an irrevocable exercise.

To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Transfer Agent at its address set forth on the last page of this prospectus. Any notice of withdrawal must specify the name of the person who executed the particular Letter of Transmittal or Notice of Guaranteed Delivery, the number of Shares to be withdrawn, and the names in which the Shares to be withdrawn are registered. Any signature on the notice of withdrawal must be guaranteed by an Eligible Institution. If certificates have been delivered to the Transfer Agent, the name of the registered holder and the serial numbers of the particular certificates evidencing the Shares withdrawn must also be furnished to the Transfer Agent. If Shares have been delivered pursuant to the Book-Entry Delivery Procedure set forth herein, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares (which must be the same name, number, and Book-Entry Transfer Facility from which the Shares were exercised), and must comply with the procedures of the Book-Entry Transfer Facility.

All questions as to the form and validity, including time of receipt, of any notice of withdrawal will be determined by us, in our sole discretion, which determination shall be final and binding. We shall be under no duty to give notification of any defects or irregularities in any notice of withdrawal nor shall any of the foregoing incur any liability for failure to give such notification. Any Shares properly withdrawn will be deemed not to have been validly exercised for purposes of the Put Warrant Program. However, withdrawn Shares may be re-exercised by following the procedures described herein at any time prior to 4:00 p.m. (EST) on any Exercise Date.

Source and Amount of Funds. The actual cost we will incur as a result of each Exchange Date cannot be determined at this time because the number of Shares to be purchased by the Fund will depend on the number of Put Warrants being exercised, and the price will be based on the NAV determined as of 4:00 p.m. (EST) on an Exercise Date. We have the financial resources to make payment for the exercised Put Warrants from our cash on hand and from liquidation of our portfolio securities, and therefore, will not borrow monies to finance any of the purchases of the underlying Shares.

THE OFFER MIGHT HAVE CERTAIN ADVERSE CONSEQUENCES FOR EXERCISING AND NON-EXERCISING HOLDERS.

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Effect on NAV and Consideration Received by Exercising Holders. If we were required to sell a substantial amount of portfolio securities to raise cash to finance our purchase of the underlying Shares, the market prices of portfolio securities being sold and/or our remaining portfolio securities might decline and hence our NAV might decline. If any such decline occurs, we cannot predict what its magnitude might be or whether such a decline would be temporary or continue to or beyond the applicable Exercise Date. Because the price per share to be paid in the exercise of our Put Warrants will be dependent upon the NAV as determined on an Exercise Date, if such a decline continued up to an Exercise Date, the consideration received by exercising Holders would be reduced. In addition, the sale of portfolio securities will cause us to incur increased brokerage and related transaction expenses, and we might receive proceeds from the sale of portfolio securities less than their valuations by us. Accordingly, obtaining the cash to consummate the Put Warrant Program may result in a decrease in our NAV, thereby reducing the amount of proceeds received by exercising Holders and the NAV for non-exercising Holders.

We will likely sell portfolio securities to raise cash for the purchase of the Shares through the exercise of the Put Warrants. Thus, we will likely hold a greater than normal percentage of our net assets in cash and cash equivalents. We will pay for the Shares within seven (7) business days following the Closing Date. Because we will not know the number of Put Warrants and underlying Shares exercised until an Exercise Date, we will not know until an Exercise Date the amount of cash required to pay for such Shares.

Recognition of Capital Gains by us. As noted, we will likely be required to sell portfolio securities to finance the Put Warrant Program. If our tax basis for the securities sold is less than the sale proceeds, we will recognize capital gains. We would expect to declare and distribute any such gains (reduced by net capital losses realized during the fiscal year and available capital loss carryforwards) as a capital gain dividend to stockholders of record subsequent to our fiscal year ending July 31 of each year. This recognition and distribution of gains, if any, would have certain negative consequences: first, stockholders at the time of a declaration of distributions would be required to pay taxes on a greater amount of capital gain distributions than otherwise would be the case; second, to raise cash to make the distributions, we might need to sell additional portfolio securities, which could reduce our NAV because, as described above, the price realized on the sale of portfolio securities might be less than their valuations by us and the sales would cause us to incur brokerage and related transaction expenses; and third, any such sales of portfolio securities could cause us to recognize additional capital gains (which would likely thereafter be distributed to stockholders as a capital gain distribution). It is impossible to predict what the amount of unrealized gains or losses would be in our portfolio at the time that we are required to liquidate portfolio securities (and hence the amount of capital gains or losses that would be realized and recognized). As of July 31, 2003, there was net unrealized appreciation of $6,283,561 in our portfolio as a whole.

In addition, some of the distributed gains may be realized on securities held for one year or less, which would generate income taxable to the stockholders at ordinary income rates. Such distributions (as well as distributions taxable as long-term capital gains) could adversely affect our after-tax performance.

Tax Consequences of Purchases to Stockholders. Our purchase of the underlying Shares pursuant to the Put Warrant Program will have tax consequences for exercising Holders.

Higher Expense Ratio and Less Investment Flexibility. If we purchase Shares pursuant to Holders exercising their rights under the Put Warrant Program, our net assets will be reduced accordingly. Our reduced net assets would result in a higher expense ratio and possibly in less investment flexibility, depending on the number of Shares purchased by us (and the amount of the resulting decrease in our net assets).

Purpose of the Put Warrant Program. In view of the discount levels from NAV at which the Shares have traditionally traded, our Board has in the past considered several actions to reduce or eliminate the discount. Our Board approved a share repurchase program at a special meeting held on October 11, 1999 whereby we were authorized to commence a two phase share repurchase program (the “Share Repurchase Program”) through a combination of share repurchases and tender offers for up to 2,800,000 shares or approximately 25% of our then outstanding shares of common stock.

Pursuant to the Share Repurchase Program, during the year ended July 31, 2001, we purchased 174,000 shares of common stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, we purchased 1,199,700 shares of common stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

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At a Meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the “Tender”). The Tender allowed the Fund to purchase up to 100% of each shareholder’s shares of common stock, not to exceed 80% of the total outstanding shares of common stock of the Fund, for cash at a price equal to 100% of the Fund’s net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of common stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund’s NAV as calculated on the expiration date of the Tender. The Fund also conducted two tender offers prior to the ones discussed herein.

Any Shares acquired by us pursuant to the Put Warrant Program shall constitute authorized but unissued Shares and, therefore, will be available for reissuance by us without further stockholder action (except as required by applicable law or the rules of national securities exchanges on which the Shares are listed).

WE MAKE NO RECOMMENDATION TO ANY HOLDER TO EXERCISE OR REFRAIN FROM EXERCISING ANY OF SUCH HOLDER'S PUT WARRANTS, AND WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. HOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE REGISTRATION STATEMENT, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER OR NOT TO EXERCISE THE PUT WARRANTS.

Federal Income Tax Consequences of an Exercise. The following is a general summary of the U.S. federal income tax consequences of the repurchase of the underlying Shares and is included for general information purposes only. In view of the individual nature of tax consequences, each Holder is advised to consult his or her own tax advisor with respect to the specific tax consequences to such Holder of exercising (or not exercising) their Put Warrants, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Exchange Treatment. The exercise of the Put Warrants whereby the Holder will sell a corresponding amount of underlying Shares to us, will be a taxable transaction for U.S. federal income tax purposes, either as a sale or exchange, or, under certain circumstances, as a dividend. Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the “Code”), a sale of Shares pursuant to exercising ones Put Warrants generally will be treated as a sale or exchange if the receipt of cash by the Holder: (a) results in a complete termination of all of a stockholders ownership interest in our Shares, (b) is substantially disproportionate with respect to the Holder’s underlying Shares (meaning, generally, that the Holder's percentage interest in our Shares after an Exercise Date is less than 80% of the Holder's prior percentage interest in our Shares), or (c) is not essentially equivalent to a dividend with respect to the stockholder. In determining whether any of these tests has been met, Shares actually owned, as well as Shares considered to be owned by the Holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If an exercising Holder's overall percentage interest in us (taking into account shares owned constructively under Section 318 of the Code) does not decrease as a result of the sale of Shares, none of the three tests would be met.

If any of these three tests for sale or exchange treatment is met, a stockholder will recognize gain or loss equal to the difference between the price paid by us for the underlying Shares of common stock and the stockholder's adjusted basis in such underlying Shares. If such Shares are held as a capital asset, the gain or loss will be capital gain or loss and generally will be long-term capital gain or loss if the shares have been held for more than one year. Under certain wash sales rules, recognition of a loss on Shares sold will ordinarily be disallowed to the extent the stockholder acquires shares within 30 days before or after the date Shares are purchased and, in that event, the basis and holding period of the Shares acquired will be adjusted to reflect the disallowed loss.

Dividend Treatment. If none of the three tests under Section 302(b) of the Code outlined above is met, the amount received by a stockholder who sells the underlying Shares will be taxable to the stockholder as a dividend to the extent of such stockholder's allocable share of our current or accumulated earnings and profits. Any additional amount will constitute a non-taxable return of capital to the extent of the stockholder's adjusted basis in the underlying Shares sold and thereafter will be taxable as gain from a sale of the Shares. Any remaining adjusted basis in the underlying Shares will be transferred to any remaining Shares held by such stockholder. In addition, if the exercise of the Put Warrants and the sale of the underlying Shares of common stock is treated as a dividend, a constructive dividend under Section 305(c) of the Code may result to a non-exercising stockholder whose proportionate interest in our earnings and assets has been increased by such repurchase.

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Foreign Stockholders. Any payments to an exercising Holder who is a nonresident alien individual, a foreign trust, foreign estate or a foreign corporation that does not hold his, her or its Shares in connection with a trade or business conducted in the United States (a “Foreign Stockholder”) will be subject to U.S. withholding tax applicable to dividends (or such reduced rate, if the Foreign Stockholder submits a properly completed Form W-8BEN, as applies under an applicable tax treaty). If the sale of Shares by a Foreign Stockholder is treated as a sale or exchange rather than a dividend, the Foreign Stockholder will not be subject to U.S. federal income tax on any gain (and may seek a refund from the Internal Revenue Service for any U.S. withholding tax withheld from the sale proceeds) unless the stockholder is an individual who is physically present in the United States for 183 days or more and certain other conditions exist. Such persons are advised to consult their own tax advisors. Special rules may apply in the case of Foreign Stockholders (i) that are engaged in a U.S. trade or business, (ii) that are former citizens or residents of the U.S. or (iii) that are controlled foreign corporations, foreign personal holding companies, corporations that accumulate earnings to avoid U.S. federal income tax, and certain foreign charitable organizations. Such persons are advised to consult their own tax advisors.

Backup Withholding. We generally will be required to withhold tax (backup withholding) from any payment to an exercising Holder that is an individual (or certain other non-corporate persons) if the Holder fails to provide to us its correct taxpayer identification number and certify that it is not subject to backup withholding on dividends (by completing and returning the Substitute Form W-9 included in the Letter of Transmittal) or if the Internal Revenue Service advises us that the stockholder is subject to backup withholding for prior underreporting of reportable interest or dividend payments. A Foreign Stockholder generally will be able to avoid backup withholding with respect to payments by us for the Shares only if it furnishes to us a duly completed Form W-8BEN, certifying under penalties of perjury, that it (1) is neither a citizen nor a resident of the United States, (2) has not been, and reasonably does not expect to be, present in the United States for a period aggregating 183 days or more during the calendar year, and (3) reasonably expects not to be engaged in a trade or business within the U.S. to which the gain on sale of the Shares would be effectively connected, or a duly completed Form W-8ECI, certifying under penalties of perjury, that (1) it is neither a citizen nor resident of the U.S., and (2) this income is effectively connected with a U.S. trade or business. Backup withholding is not an additional tax, and any amounts withheld may be credited against a Stockholder's U.S. federal income tax liability or refunded by the Internal Revenue Service.

Certain Conditions of the Put Warrant Program. Notwithstanding any other provision, we shall not be required to accept for payment or pay for any underlying Shares, may postpone the acceptance for payment of, or payment for, the underlying Shares, and may, in our reasonable discretion, terminate the Put Warrant Program as to any Shares not then paid for, by a vote of a majority of the directors of the Fund, including a majority of the disinterested directors, only if such transactions, if consummated, would (1) result in delisting of our common stock from the NYSE; (2) impair our status as a regulated investment company under the Code (which would make us subject to U.S. federal (and possibly certain state and local) income taxes on all of our income and gains in addition to the taxation of stockholders who receive distributions from us); or (3) if an amount of Put Warrants exercised on an Exercise Date equals 80% or more of the underlying Shares.

The foregoing conditions are for our sole benefit and may be asserted by us regardless of the circumstances (including any action or inaction by us) giving rise to any such conditions or may be waived by us in whole or in part at any time and from time to time in our sole discretion. Our failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by us concerning the events described herein shall be final and binding on all parties.

A public announcement shall be made of a material change in, or waiver of, such conditions, and the Put Warrant Program may, in certain circumstances, be extended in connection with any such change or waiver.

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If the Put Warrant Program is suspended or postponed, we will provide notice to the stockholders of such suspension or postponement.

Fees and Expenses. We will not pay any broker or dealer, commercial bank, trust company or other person any solicitation fee for any Shares purchased pursuant to the Put Warrant Program. No such broker, dealer, commercial bank, trust company or other person has been authorized to act as our agent or the agent of the Transfer Agent for purposes of the Put Warrant Program.

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Risk factors

An investment in the Fund involves a certain degree of risk and, you should be aware of the various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus. The risks set out below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, which could adversely affect the value of the Put Warrants.

RISKS RELATED TO THE FUND’S INVESTMENTS

Investments in Foreign Securities Risks: We invest a majority of our assets in foreign securities of Mexican issuers. Investing in the Mexican financial market presents political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investing in the U.S. financial markets. Some of these risks may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by Mexican issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. Our exposure to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

Smaller Capitalization Risks: We may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements then larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

Borrowing Risks: Because we may borrow money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging,” our exposure to fluctuations in the prices of these securities is increased in relation to our capital. Our borrowing activities will exaggerate any increase or decrease in our net asset value. In addition, the interest which we must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish our investment performance compared with what it would have been without borrowing.

High Portfolio Turnover Rate Risk: Our portfolio management may result in high turnover rates which may increase our short-term capital appreciation and increase brokerage commission costs. If we have a higher portfolio turnover rate, then our performance could be negatively impacted due to the increased expenses incurred as a result of the higher brokerage commissions. Rapid portfolio turnover also exposes stockholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial Public Offerings Risks: We may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the us to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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Restricted Securities Risks: We may invest in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933. Under the supervision of the Board of Directors, we will determine whether securities purchased under Rule 144A are illiquid. Our ability to invest in illiquid securities is limited to 15% of our total assets. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of our assets invested in illiquid securities would increase.

Shares of Other Investment Companies: We may invest in shares of other investment companies as a means to pursue our investment objective. As a result of this policy, your cost of investing will generally be higher than the cost of investing directly in the underlying investment company shares. You will indirectly bear fees and expenses charged by the underlying investment companies in addition to our direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

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Use of proceeds

We are issuing the Put Warrants to all Holders as of the Record Date pursuant to this prospectus and will not receive any proceeds from this issuance.

Distributions

We make annual distributions to our stockholders of at least 90% of our ordinary income and short-term capital gains. We will distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of the Fund’s capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year, in order to avoid certain excise taxes imposed on RICs. In addition, although we currently intend to distribute net realized long-term capital gains at least annually, we may in the future decide to retain such capital gains for investment in accordance with our investment objective. In such event, the consequences of our retention of net realized long-term capital gains is as described under “Material U.S. Federal Income Tax Considerations.”

Under our current Dividend Reinvestment Plan (“DRIP”) you will receive all distributions in Shares unless you elect to have the distribution paid in cash. If you hold Shares in the name of a broker or other nominee, you should contact the broker or nominee regarding participation in the dividend reinvestment plan on your behalf. We can offer no assurance that it will achieve results that will permit the payment of any cash distributions and, if we issues senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Business
Our investment objective seeks a high total return through capital appreciation and current income by investing at least 80% of our assets in equity and convertible debt securities issued by Mexican companies and debt securities of Mexican issuers.

Our investment activities are managed by Pichardo Asset Management, S.A. de C.V. (“PAM”). PAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under PAM’s investment advisory agreement with us, we have agreed to pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as our administrator (the “Administrator”) pursuant to an administrative agreement with the Fund. USBFS is located at 615 East Michigan Avenue, Milwaukee, WI 53202.

Management

Our business and affairs are managed under the direction of our Board. The Board currently consists of five members, all of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board elects our officers, who will serve at the discretion of the Board.

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DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.
INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Fund	Term of Office Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Glenn Goodstein (39)	Class I Director	2001	Registered investment adviser; and held numerous executive positions with Automatic Data Processing, Inc. until 1996.	Director of Italy Fund, Inc.

Phillip Goldstein (58)	Class I Director	2000	President, Kimball & Winthrop, Inc. (an investment advisory firm); and general partner of Opportunity Partners L.P.	Director of Brantley Capital Corporation

Rajeev Das (35)	Class II Director	2001	Senior Analyst, Kimball & Winthrop, Inc.; and Credit Manager, Muriel Siebert & Company.

Andrew Dakos (36)	Class II Director	2001	President and CEO of Uvitec Printing Ink, Inc.; Managing Member of the general partner of Full Value Partners L.P.; President of Elmhurst Capital, Inc. (an investment advisory firm).

Gerald Hellerman (66)	Class III Director and President	2001	Managing Director, Hellerman Associates (a financial and corporate consulting firm)	Director, Frank’s Nursery & Crafts, Inc.; and Director, Innovative Clinical Solutions, Ltd.; Brantley Capital Corporation; and MeVC Draper Fisher Jurvetson Fund I, Inc.
Our Board is divided into three classes with each class serving a staggered three year term. Class I directors are up for re-election in the year 2005; Class II directors are up for re-election in 2006; and Class III Directors are up for re-election in 2004.

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OFFICERS
In addition to Mr. Hellerman, our current officers are:

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Andrew P. Chica (28)	Assistant Vice President	2003	Compliance Officer, U.S. Bancorp Fund Services, LLC; Asst. Treasurer, Kinetics Mutual Funds, Inc.

Scott J. Schuenke (24)	Secretary	2003	Compliance Administrator, U.S. Bancorp Fund Services, LLC

BOARD OF DIRECTORS

Under our Certificate of Incorporation, our directors are divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of us by delaying the replacement of a majority of the Board. Mr. Hellerman’s term will expire in 2004, Messrs. Goodstein and Goldstein’s term will expire in 2005, and the terms of Messrs. Das and Dakos will expire in 2006. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee
The members of the audit committee are Messrs. Das, Hellerman and Goldstein, each of whom is an independent director. The audit committee is responsible for approving our independent auditors, reviewing with our independent auditors the plans and results of the audit engagement, approving professional services provided by our independent auditors, reviewing the independence of our independent auditors and reviewing the adequacy of our internal accounting controls. In addition, the Audit Committee members have been designated the Qualified Legal Compliance Committee for attorney and employee reporting purposes.

Nominating committee
The nominating committee is comprised of all of the directors who are non-interested, namely, Messrs. Goodstein, Goldstein, Hellerman, Dakos and Das. The nominating committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the nominating committee to consider nominees recommended by stockholders.

Stockholders may send their director nominations to our Secretary c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., Milwaukee, WI 53202.

Valuation committee
The members of the valuation committee are all of the directors who are non-interested. The valuation committee is responsible for reviewing and approving the fair value determinations provided by the adviser with respect to any securities for which market quotations are not readily available.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation expected to be received by the independent directors for the fiscal year ending July 31, 2003 and for the period ended January 31, 2004.

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Name of Director	Total Compensation from Fund Paid to Director	Total Compensation from Fund Paid during the Period Ended January 31, 2004

Glenn Goodstein	$8,300(1)	$5,850
Philip Goldstein	$8,000	$6,050
Andrew Dakos	$7,800	$5,950
Gerald Hellerman	$8,000(2)	$6,050
Rajeev Das	$8,000	$6,050
____________

(1)	In addition to the Directors fees, Mr. Goodstein also received a one-time payment of $500 for services rendered at the behest of the Board to obtain information on the Mexico office location of a prior investment adviser.

(2)	Mr. Hellerman also receives $6,000 as compensation for his services as the President. PAM reimbursed the Fund for 50% of his salary.

 The independent directors will receive an annual fee of $5,000 plus $700 for each Board Meeting attended in person and $100 for each special telephonic meeting attended. We pay the members of the Audit Committee $100 per meeting attended. Our pricing committee members are paid $100 for each pricing committee meeting that does not occur in conjunction with a regularly scheduled Board Meeting or Audit Committee Meeting.

INVESTMENT ADVISORY AGREEMENT

Management services
PAM serves as our investment adviser. PAM is a newly formed investment adviser registered under the Advisers Act. Subject to the overall supervision of our Board of Directors, PAM manages our day-to-day operations and provides us with investment advisory services. Under the terms of an Investment Advisory Agreement, PAM will conduct all investment research and supervision and is responsible for the purchase and sale of our investment portfolio securities, subject to the supervision and direction of the Board. PAM also provides us with advice, supervises our management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. PAM also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing our investments. In addition, PAM will pay the salaries and fees of all of our officers who are affiliated with PAM.

PAM’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management fee
We pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets for the investment management and research services provided. In addition, PAM has voluntarily agreed to reimburse us for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time.

Payment of expenses
The Investment Advisory Agreement provides that we will be responsible for all of our expenses and liabilities, except that PAM is responsible for the expense in connection with maintaining a staff within its organization to furnish the above services to us.

Duration and termination
The Investment Advisory Agreement was approved by our Board on June 18, 2003, and by our stockholders on November 19, 2003. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

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Organization of the investment adviser
PAM is a recently formed corporation under the laws of Mexico and is registered as an investment adviser under the Advisers Act. PAM’s principal office is located at Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico. Maria Eugenia Pichardo is the President and Chief Executive Officer of PAM. Ms. Pichardo owns one hundred percent (100%) of the total outstanding shares of common stock of PAM. Ms. Pichardo has acted as the Fund’s portfolio manager since the Fund’s inception.

Factors in Approving the Investment Advisory Agreement

The Fund’s Board of Directors, including the Directors who are not interested persons of any party to the Investment Advisory Agreement or its affiliates, approved the Investment Advisory Agreement at a meeting of the Board of Directors held on June 18, 2003, with legal counsel in attendance. In approving the Investment Advisory Agreement, the Board of Directors considered the best interests of the shareholders and took into account factors they deemed relevant. The factors considered by the independent Directors included the nature, quality and scope of the operations and services to provided by PAM, while focusing on the prior experience of PAM’s principals with respect to: (i) the structure of closed-end investment companies in general; (ii) management of portfolios of foreign equity securities; (iii) the fact that the Fund’s current portfolio manager, Maria Eugenia Pichardo, would continue to act as the Fund’s portfolio manager at PAM; and (iv) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board of Directors of the Fund considered the opportunity to obtain investment management and research services at costs that it deemed appropriate and reasonable and at such fees which fall within the range of the standard industry fees for comparable investment companies.

ADMINISTRATION AGREEMENT

U.S. Bancorp Fund Services LLC serves as our Administrator pursuant to an administration agreement dated July 21, 2001. Pursuant to the Administration Agreement, the Administrator provides us with, but is not limited to the following types of services, general fund management, compliance oversight, financial reporting oversight and tax reporting. For the fiscal year ended July 31, 2003, the Fund paid the Administrator $77,826. In addition, we reimburse the Administrator for certain expenses and fees incurred on our behalf.

Control Persons and Principal stockholders

The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Immediately prior to this offering
Name and address	Type of ownership	Shares owned	Percentage

All officers and directors as a group (7 persons)(1)(2)	Record and beneficial	N/A	N/A%

(1)   The address for all officers and directors is c/o US Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202.
(2)   All of the officers and directors as a group held less than 1% of the Fund’s shares of common stock.

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Outstanding Securities

The following table sets forth certain information regarding our authorized shares and shares outstanding as of January 31, 2003.

(1) Title of Class	(2) Amount Authorized	(3) Amount Issued and Outstanding

Common Stock	100,000,000	2,473,504

Determination of net asset value

The net asset value per share of our outstanding Shares of common stock is determined daily, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made.

All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or , if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued (if bid and asked quotations are available) at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by us was more than 60 days. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by, or under the supervision of, the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Dividend reinvestment plan

We intend to distribute to stockholders substantially all of our net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Code, includes all of our taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. We also expect to distribute annually substantially all of our net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where we realize very large capital gains and where our Directors determine that the decrease in the size of our assets resulting from the distribution of the gains would not be in the interest of our stockholders generally.

Pursuant to our Dividend Reinvestment Plan (the “Plan”), each stockholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares by Computershare Trust Company, Inc., our transfer agent, as the Plan Agent (the “Plan Agent”). Stockholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Stockholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Mr. Charles Zade, 2 North La Salle Street, Chicago, Illinois 60602. Dividends and distributions with respect to shares of our Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own our shares registered in street name should contact the broker or nominee for details.

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The Plan Agent serves as agent for the stockholders in administering the Plan. If our Directors declare an income dividend or a capital gains distribution payable either in our common stock or in cash, as stockholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by us. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, we will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of our common stock valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If we should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy our shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either common stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by us. There will be no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of common stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in common stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, we and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by us or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

Description of our capital stock

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

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CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is designated as common stock. Our common stock trades on the NYSE under the symbol “MXE.” No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund have authority to issue.

Common stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for such distributions. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each of our Shares is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Put Warrants
The Put Warrants issued by us will entitle the Holders to exercise a Put Warrant for a period of five years ending on _______ __, 2009. A Put Warrant allows the Holder to “put” (sell) one whole Share of common stock that the Holder owns for a cash payment equal to the Fund’s net asset value as computed at 4:00 p.m. (EST) on an Exercise Date. A Holder will be entitled to exercise a Put Warrant on first business day of March, June, September and December of each year. In order to properly exercise a Put Warrant, a Holder must notify either the Fund or the Transfer Agent that the Holder will exercise its Put Warrant prior to 4:00 p.m. on an Exercise Date and must deliver the underlying share of common stock to the Fund or the Transfer Agent within five (5) business days of an Exercise Date (the “Closing Date”). The Fund will make all cash payments for properly exercised Put Warrants within seven (7) business days following the Closing Date.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any director, officer, employees or agents against any claim, judgments, fines, settlements or expenses.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

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PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors
Our Board is divided into three classes of directors serving staggered three-year terms. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Action by stockholders
The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Ability of stockholders to call a Special Meeting of Stockholders
Our By-laws only allow our Stockholders to call a Special Meeting of Stockholders if such request is made to the Secretary of the Fund in writing signed by stockholders having at least 50% of the issued and outstanding shares of common stock.

Regulation

We intend to continue to be regulated as a registered management investment company under the 1940 Act and as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between RIC’s and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

TEMPORARY INVESTMENTS

We may take temporary defensive positions in cash or in high quality, short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions.

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FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Fund policies which are not fundamental may be modified by the Directors if, in the reasonable exercise of the Directors' business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objectives. Under its fundamental restrictions, the Fund may not:

1.   invest 25% or more of the total value of its assets in a particular industry; this restriction does not apply to investments in U.S. Government securities but does apply to investments in Mexican Government securities;

2.   issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank to make distributions required for the Fund to maintain its qualification as a regulated investment company under U.S. tax law, for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. Additional investments will not be made when borrowings exceed 5% of the Fund's assets;

3.   lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Mexico consistent with the Fund's investment objective and policies;

4.   make short sales of securities or maintain a short position in any security except for short sales against the box as a form of hedging;

5.   purchase securities on margin, except such short-term credit as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions;

6.   underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

7.   purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law; or

8.   make investments for the purpose of exercising control over, or management of, the issuers of any securities.

CODE OF ETHICS

The Fund and Pichardo Asset Management, S.A. de C.V. have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made pursuant to the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

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PROXY VOTING POLICIES AND PROCEDURES

The Proxy Voting Policies and Guidelines contained in this document summarize our positions on various issues of concern to our stockholders. These Guidelines give general indication as to how our Adviser will vote our portfolio securities on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. We endeavor to vote our shares in accordance with our investment objectives and strategies.

The Fund will vote NO on any proposals that would limit or restrict a stockholders rights.

I.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

1.	Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.	Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed. In addition, the Fund will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.	Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.	Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote no on proposals involving classified boards.

5.	Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote no on proposals involving supermajority voting.

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6.	Restrictions on Stockholders to Act by Written Consent

Written consent allows stockholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will vote no on proposals to limit or eliminate the right of stockholders to act by written consent.

7.	Restrictions on Stockholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.	Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith. Stockholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.	Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.	Cumulative Voting

Cumulative voting allows stockholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of stockholders to win board representation. Cumulative voting gives minority stockholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.	Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of stockholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock. However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

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12.	Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.	Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other stockholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.	Selection of Auditor

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to stockholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.	Executive Compensation

1.	Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.	Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.	Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.	Stock Options for Board and Executives

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The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Stockholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.	Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership. However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.	Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.	Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.	Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.	Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.	Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting stockholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.	Equal Access to Proxy

Equal access proposals ask companies to give stockholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow stockholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.	Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of stockholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.	Mergers and Acquisitions

1.	Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.	Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.	Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote. In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.	Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Share repurchases

Stockholders of a closed-end management investment company generally do not have the right to cause it to repurchase its shares. Generally, a closed-end management company may repurchase its shares under the 1940 Act: (1) on a securities exchange or such other open market as may be designated by the SEC (provided that it has, in any such case, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (2) by a tender offer open to all holders of the class of shares involved or (3) as otherwise permitted by the SEC. If the company intends to repurchase our shares other than on a securities exchange, in the open market or by making a tender offer, a rule adopted by the SEC under the 1940 Act provides that the closed-end fund must meet certain conditions regarding the distribution of our net income, the identity of the seller, the price paid, any brokerage commissions, prior notice to holders of the class of shares involved of an intention to purchase such shares and that the purchase is not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

While we are not required to repurchase our shares, we have done so in the past and may continue to do so if the Board believes that such repurchase is in our best interests and of our stockholders.

At a Meeting of the Board held on December 13, 2001, the Board approved a tender offer (the “Tender”). The Tender allowed us to purchase up to 100% of each shareholder’s shares of common stock, not to exceed 80% of the total outstanding shares of our common stock, for cash at a price equal to 100% of our net asset value peer share as of the closing date. The tender commenced on February 19, 2002 and expired on march 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund’s NAV as calculated on the expiration date.

At a Special Meeting of the Board of Directors held on October 11, 1999, the Board approved a share repurchase program. Pursuant to the share repurchase program, we were authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of our then outstanding shares of common stock, through a combination of share purchases and tender offers.

During the years ended July 31, 2002 and 2003, we made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, we purchased 174,000 share of capital stock in the open market at a total cost of $1,703,552. the weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, we purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

Privacy Policy

We have adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, the Fund, generally consists of the following:

  Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

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  Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.
The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as the Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with the Fund (as well as through its officers and directors).

Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to the Fund’s privacy policy and to their respective privacy policies with respect to all customer information of the Fund and to take all actions reasonably necessary so that the Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to the Fund, in writing, that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to the Fund any material changes to their privacy policy before, or promptly after, their adoption.

Custodian, transfer and dividend paying agent and registrar

Our portfolio securities are held under a custody agreement by U.S. Bank, N.A.. The address of the custodian is: 425 Walnut Street, Cincinnati, OH 45202. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Investor Services, LLC (the “Transfer Agent”) acts as our transfer agent, dividend paying agent and registrar. The principal business address of the Transfer Agent is 2 North La Salle Street, Chicago, IL 60602.

Brokerage allocation and other practices

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Directors to allocate the orders placed by them on behalf of the Fund to brokers and dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: (i) best net price available; (ii) the reliability, integrity and financial condition of the broker or dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercise investment discretion. Some of the services received as the result of the Fund’s transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

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Legal matters

Legal matters regarding the securities offered by this prospectus and of the Fund in general will be passed upon for the Fund by Blank Rome LLP, New York, New York.

Independent auditors

Tait, Weller & Baker are the Fund’s independent auditors.

Available information

Upon completion of this offering, we will file with or submit to the SEC reports, proxy statements and other information meeting the informational requirements of the Investment Company Act and the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports, proxy and information statements and other information filed electronically by us with the SEC are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Forward-looking statements

This prospectus contains forward-looking statements within the meaning of the Securities Act and of the Exchange Act, that involve risks and uncertainties. We use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports, if any, that we in the future may file with the SEC, including an annual or semi-annual report on Form N-CSR.

Financial Statements

The Fund hereby incorporates its Annual Report to Stockholders dated July 31, 2003 which was filed with the Securities and Exchange Commission, and the Semi-Annual Report to Stockholders dated January 31, 2004 which was filed with the Securities and Exchange Commission.

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The Mexico Equity & Income Fund, Inc.

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements.

2. Exhibits

a.	Articles of Incorporation*
b.	Bylaws*
c.	Not Applicable
d.	Form of Put Warrant Certificate*
e.	Dividend Reinvestment Plan*
f.	Not Applicable
g.	Investment Advisory Agreement between Registrant and Pichardo Asset Management, S.A. de C.V.*
h.	Not Applicable
i.	Not Applicable
j.	Custodian Agreement between Registrant and U.S. Bank, N.A.*
k.	1. Administration Agreement between Registrant and U.S. Bancorp Fund Services, LLC*
2. Transfer Agency and Service Agreement between Registrant and Computershare Investors Services, LLC*
l.	Opinion and Consent of Blank Rome LLP, counsel for Registrant*
m.	Not Applicable
n.	Consent of Tait, Weller & Baker, independent auditors for Registrant*
o.	Not Applicable
p.	Not Applicable
q.	Not Applicable
r.	Codes of Ethics*

*	To be filed by amendment.
**	Filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

Not Applicable

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee $______*
Accounting fees and expenses $______*
Legal fees and expenses $______*
Printing and engraving $______*
Miscellaneous fees and expenses $______*
Total $______*

* To be provided by amendment.

All of the expenses set forth above shall be borne by the Company.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Not Applicable

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company's common stock, $0.001 par value per share, at January 31, 2004.

Title of Class	Number of Record Holders
Common	2,473,504

ITEM 29. INDEMNIFICATION

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article XI of the Company’s Articles of Incorporation, Article VII of the Company’s Bylaws, the Investment Advisory Agreement and Administration Agreement.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Pichardo Asset Management, S.A. de C.V. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, U.S. Bancorp Fund Services, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of U.S. Bancorp Fund Services, LLC’s services under the Administration Agreement or otherwise as administrator for the Company.

The law also provides for comparable indemnification for corporate officers and agents.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not Applicable

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, 615 East Michigan St., 2nd Floor, Milwaukee, WI 53202;

(2) the Transfer Agent, Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, IL 60602;

(3) the Custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202; and

(4) the Adviser, Pichardo Asset Management, S.A. de C.V., Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico.

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. UNDERTAKINGS

  The Registrant undertakes to suspend the issuance of put warrants until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
  The Registrant undertakes that:
  For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
  For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 2nd day of August, 2002.

MEXICO EQUITY & INCOME FUND, INC.

By:	/s/ Gerald Hellerman
Name:	Gerald Hellerman
Title:	President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ Gerald Hellerman	/s/ Phillip Goldstein
Gerald Hellerman, Director	Phillip Goldstein, Director

/s/ Rajeev Das	/s/ Andrew Dakos
Rajeev Das, Director	Andrew Dakos, Director

/s/ Glenn Goodstein
Glenn Goodstein, Director